UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2011

NATIONAL MENTOR HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	333-129179	31-1757086
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

313 Congress Street, 6th Floor Boston, Massachusetts	02210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 790-4800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 18, 2011, the Company held an investor conference call to discuss financial results for the first quarter ended December 31, 2010. A transcript of the conference call is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Some of the matters discussed in this current report on Form 8-K, including Exhibit 99.1 hereto, may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the results anticipated in such forward-looking statements, including the risks and uncertainties discussed in the note regarding Forward-Looking Statements and Risk Factors included in the Company’s filings with the Securities Exchange Commission.

All of the information in Item 2.02 and Item 7.01 of this current report on Form 8-K and Exhibit 99.1 hereto is being furnished under Item 2.02 and Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On February 17, 2011, National Mentor Holdings, Inc, (the “Company”) issued a notice of redemption to holders of its 111/4% Senior Subordinated Notes due 2014 (the “Senior Subordinated Notes”), issued pursuant to the indenture, dated as of June 29, 2006 (as amended and supplemented, the “Indenture”) by and among the Company, the subsidiary guarantors named therein and U.S. Bank, National Association, as trustee, that the remaining $8,052,000 of Senior Subordinated Notes will be redeemed by the Company on March 21, 2011 (the “Redemption Date”). The Senior Subordinated Notes will be redeemed at a redemption price of 105.625% of the principal amount thereof plus accrued and unpaid interest to, but not including, the Redemption Date in accordance with the provisions of the Indenture.

Item 7.01. Regulation FD Disclosure.

The information set forth under Item 2.02 is incorporated herein by reference.

Item 8.01. Other Events

On February 16, 2011, the Company’s previously announced tender offer for its Senior Subordinated Notes and NMH Holdings, Inc.’s previously announced tender offer for its Senior Floating Rate Toggle Notes due 2014 expired pursuant to their terms at 5:00 p.m., New York City time. Subsequent to the early settlement date on February 9, 2011, an additional $24,000 in aggregate principal amount of the Senior Subordinated Notes were tendered in the tender offer and were accepted for purchase on February 17, 2011.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Transcript of conference call reporting financial results of National Mentor Holdings, Inc. conducted on February 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL MENTOR HOLDINGS, INC.

Date: February 23, 2011

/s/ Edward M. Murphy
Name: Edward M. Murphy
Title: Chief Executive Officer

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